UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-20095 (Commission File Number)	75-2642488 (I.R.S. Employer Identification Number)

1341 W. Mockingbird Lane
Suite 1200 West
Dallas, Texas 75247
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

   (c) Exhibits

     The following exhibit is furnished as a part of this Current Report on Form 8-K:

99.1	Transcript from Atrium Companies, Inc. third quarter earnings conference call held on October 29, 2003.

Item 9. Regulation FD Disclosure

The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     On October 29, 2003, Atrium Companies (the “Company”) held a conference call discussing their financial results for the third quarter ended September 30, 2003. During the conference call the Company also discussed the announcement made on October 28, 2003 that its parent Company, Atrium Corporation, has entered into a definitive agreement providing for the acquisition of Atrium Corporation by an investor group led by an affiliate of Kenner & Company, Inc. A copy of the transcript from this call is attached as exhibit 99.1 to this Current Report on Form 8-K.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.

By:	/s/ Eric W. Long

Eric W. Long Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 5, 2003

EXHIBIT INDEX

Exhibit
Number

99.1	Transcript from the third quarter earnings conference call held on October 29, 2003.